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                           Select Ten Portfolio
                            Performance Summary
                            3rd Quarter o 1998






                                                       [ML logo] Merrill Lynch



                  THE SELECT TEN PORTFOLIO o PERFORMANCE
                        SUMMARY 3RD QUARTER o 1998

Select Ten Highlights

 Quarterly Dividends         Reinvestment         Affordable         No Sell Decisions       Tax-Efficient
You will receive          You may choose to       The minimum        You are buying         On rollovers to
four consolidated         reinvest your           investment is      and holding for        future
checks per year, not      dividends at a          about $250.        about a year, a        Portfolios, if
40 for the ten            reduced sales charge                       Portfolio of           available, you
stocks.                   to compound your                           established            will defer
                          income.                                    companies with         recognition of
                                                                     relatively high        gains and losses
                                                                     dividend yields.       on stocks that
                                                                                            are transferred
                                                                                            to the new
                                                                                            Portfolio.

              Past Performance of Prior Select Ten Portfolios

            Past Performance is no guarantee of future results.

                   Series From Inception Through 9/30/98
                       (including annual rollovers)

        Inception                                        Return

         5/17/91                  Series B               15.12%
         1/3/92                   Series A               14.54
         9/1/92                   Series C               17.62
         7/22/96                  Series 3               17.13
         11/1/96                  Series 5               13.66
         1/2/97                   Series J                8.63
         2/25/97                  Series I                5.24
         4/28/97                  Series 2               10.25
         9/3/97                   Series 4                2.19


                     Most Recently Completed Portfolio

Period                                         Return

5/27/97-6/30/98               Series B         11.29%
1/27/97-2/27/98               Series A         18.90
9/17/96-10/24/97              Series C         28.52
7/28/87-8/28/98               Series 3         1.59
11/1/96-12/12/97              Series 5         25.85
1/2/97-1/30/98                Series J         12.87
2/25/97-3/27/98               Series I         19.38
4/28/97-6/5/98                Series 2         24.49

The chart above shows average annual total returns which represent price changes plus dividends reinvested, divided by the initial public offering price, and reflect maximum sales charges and expenses. Returns for Series From Inception differ from Most Recently Completed Portfolio because the former figures reflect a reduced sales charge on annual rollovers and different performance periods.

Hypothetical Past Performance of the Strategy (not any Portfolio)

Growth of $10,000 Invested 1/1/73 Through 9/30/98

[A mountain chart compares the hypothetical past performance of the Strategy [*] (ochre) from 1/1/73 through 9/30/98, the Dow Jones Industrial Average (1)
(DJIA) (pink), and the S&P 500 Index (1) (purple). An ochre box in the upper left quadrant indicates the components of the Strategy performance section of the chart ("net of sales charges and expenses"). The horizontal (X) axis compares the cumulative annual performance by year, from 1/1/73 through 9/30/98. The vertical (Y) axis reflects the dollar amount value for each index from 1/1/73 through 9/30/98. The initial value of each investment is $10,000. Throughout the aforementioned period, increases in each investment builds towards the Y axis. At the end of this period, the Y axis reflects the ending value of the Strategy ($434,295), the ending value of the DJIA ($218,020), the ending value of the S&P 500 Index ($213,831).]


Since stocks in the Portfolio were chosen solely by applying the Strategy, we analyzed the Strategy to see how it could have performed. Past performance of the Strategy is no guarantee of future results of any Portfolio. The Strategy would have underperformed the DJIA (with Portfolio sales charges and expenses deducted) in 12 and the S&P 500 Index in 11 of the last 25 years. There can be no assurance that any Portfolio will outperform either index.

Average Annual Total Returns
For periods ending 12/31/97

                 3 year    5 year    10 year    15 year    20 year    25 year

Strategy[*]      26.61%    20.98%    17.52%     18.57%     16.89%     16.25%
DJIA             29.85%    21.81%    18.41%     18.21%     16.33%     13.01%
S&P 500 Index    30.82%    20.06%    17.89%     17.37%     16.41%     12.85%

The results shown are hypothetical past performance of the Strategy (not any Portfolio) and are no guarantee of future results. Returns represent price changes plus dividends reinvested at each year end, divided by the initial public offering price and do not reflect the deduction of any commissions or taxes. Portfolio performance will differ from the Strategy because of commissions, Portfolios are established and liquidated at different times during the year, they normally purchase and sell stocks at prices different from those used in determining Portfolio unit price, Portfolios are not fully invested at all times and stocks may not be weighted equally.


Annual Total Returns

Year            Strategy[*]         DJIA        S&P 500 Index

1973             -4.08%           -13.12%        -14.66%
1974             -2.40            -23.14         -26.47
1975             55.65             44.40          36.92
1976             33.25             22.72          23.53
1977             -2.90            -12.71          -7.19
1978             -1.91              2.69           6.39
1979             10.48             10.52          18.02
1980             24.69             21.41          31.50
1981              5.51             -3.40          -4.83
1982             23.78             25.79          20.26
1983             36.93             25.68          22.27
1984              5.41              1.06           5.95
1985             27.00             32.78          31.43
1986             32.96             26.91          18.37
1987              5.06              6.02           5.67
1988             22.44             15.95          16.58
1989             25.65             31.71          31.11
1990            -10.14             -0.57          -3.20
1991             31.81             23.93          30.51
1992              6.44              7.34           7.67
1993             25.30             16.72           9.97
1994              1.95              4.95           1.30
1995             34.97             36.48          37.10
1996             26.34             28.57          22.69
1997             19.92             24.78          33.10
9/30/98           0.60              0.57           6.06
Average          15.77%            12.63%         12.71%


[*] Net of Portfolio sales charges (2.75% for the first year, 1.75% for each following year) and estimated expenses.

(1) Dow Jones & Company, Inc., owner of the name "Dow Jones Industrial Average," is unaffiliated with, and did not participate in the creation of the Portfolio or the selection of its stocks, and has neither reviewed nor approved any information in this brochure or the prospectus relating to the Portfolio. "S&P 500" is a trademark of The McGraw-Hill Companies, Inc.

[Logo]
SELECT TEN PORTFOLIO
DJIA

The Select Ten Strategy

The Select Ten Portfolio employs a strategy of investing in the ten highest dividend-yielding stocks in the DJIA and holding them for about one year. When a Portfolio ends, you may choose to reinvest your proceeds into the next Portfolio of the then-current Strategy stocks, if available, or you can redeem your investment at the then-current net asset value. Although this is a one-year investment, we recommend you stay with the Strategy for at least three to five years for potentially more consistent results.

The Dow Jones Industrial Average

The Dow Jones Industrial Average consists of 30 common stocks chosen by the editors of The Wall Street Journal as representative of the New York Stock Exchange and of American industry. These companies are highly capitalized and their stocks are widely held by both individual and institutional investors. The current companies are:

Allied Signal                     IBM
Aluminum Co. of America           International Paper
American Express                  Johnson & Johnson
AT&T                              J.P. Morgan & Co.
Boeing                            McDonald's
Caterpillar                       Merck
Chevron                           Minnesota Mining & Manufacturing (3M)
Coca-Cola                         Philip Morris
Du Pont                           Procter & Gamble
Eastman Kodak                     Sears Roebuck & Co.
Exxon                             Travelers Group
General Electric                  Union Carbide
General Motors                    United Technologies
Goodyear                          Wal-Mart Stores
Hewlett-Packard                   Walt Disney


                                  [Logo]
                            Defined Asset Funds
                 Buy With Knowledge o Hold With Confidence

Defining Your Risks

The following are important facts to keep in mind when considering this investment. Please read them carefully. Your financial professional will be happy to answer any questions you may have.

o The Portfolio is designed for investors who can assume the risks associated with equity investments. It may not be appropriate for investors seeking capital preservation. Despite recent volatility, U.S. equity markets are still near historically high levels. No assurance can be given that these levels will continue.

o There can be no assurance that the Portfolio will meet its objective, that dividend rates will be maintained or that stock prices will not decrease.

o The value of your investment will fluctuate with the prices of the underlying stocks.

o These stocks may have higher yields because they or their industries are experiencing financial difficulties or are out of favor. There can be no assurance that the market factors which caused these relatively low prices and high yields will change.

o Owning units of the Portfolio may result in annual federal, state and local taxes, only some of which can be deferred by rolling over into the next Portfolio. Consult your tax adviser concerning your personal situation.

Find Out More About Our Current Series

Defined Asset Funds plans to offer nine Select Ten Portfolios each year. For details on the latest offering, or for a free brochure on the Defined Asset Funds Select Ten Portfolio, call your financial professional today.

A free prospectus containing more complete information, including all charges, expenses and risks, is available. Please read it carefully before you invest.

The information in this brochure is not complete and may be changed. We may not sell the securities of the next Portfolio until the registration statement filed with the Securities and Exchange Commission is effective. This brochure is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.


                                                                 70109SJ-10/98
[Copyright logo] 1998 Merrill Lynch, Pierce, Fenner & Smith Incorporated. Member SIPC.